UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 23, 2003

AMBASSADORS INTERNATIONAL, INC.

(EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)

DELAWARE (STATE OF INCORPORATION)	0-26420 (COMMISSION FILE NUMBER)	91-1688605 (IRS EMPLOYER IDENTIFICATION NO.)

1071 Camelback Street
Newport Beach, CA 92660

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(949) 759-5900

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Item 9. Regulation FD Disclosure
SIGNATURES

Item 9. Regulation FD Disclosure (Information Furnished in this Item 9 is Furnished under Item 12).

     Pursuant to Securities and Exchange Commission Release No. 33-8126, the following information, that is required to be furnished under Item 12, “Results of Operations and Financial Condition,” is instead being furnished under Item 9, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On April 23, 2003, Ambassadors International, Inc. issued a news release on the subject of first quarter consolidated earnings as set forth below.

     On April 24, 2003, Ambassadors International, Inc. held a conference call to discuss its first quarter consolidated results. The matters discussed on the conference call were limited to the data contained in the news release below.

NEWS FOR IMMEDIATE RELEASE
April 23, 2003

AMBASSADORS INTERNATIONAL, INC. REPORTS FIRST QUARTER EARNINGS

Ambassadors International, Inc. (NASDAQ:AMIE) (the “Company”), a leading travel services group, announced net income from continuing operations of $0.4 million or $0.04 per share for the three months ended March 31, 2003, compared to $0.6 million or $0.06 per share for the three months ended March 31, 2002.

The following discusses the results of continuing operations:

Total revenue for the three months ended March 31, 2003 was $4.2 million compared to $3.8 million for the three months ended March 31, 2002. Net program revenue decreased by $0.2 million due to a decrease in business volume from the Performance Group and the Services Group. This decrease was partially offset within the Performance Group by licensing revenue from an equity investee and net program revenue generated from an acquisition in the fourth quarter of 2002. The volume of business was negatively impacted by the general decline in the travel industry. The Technology Group acquisition in the fourth quarter of 2002 contributed the software and technology related sales.

Cost and operating expenses for the three months ended March 31, 2003 were $4.3 million compared to $3.8 million for the three months ended March 31, 2002. The increase resulted from the inclusion of cost of software and technology related sales from the Technology Group and the inclusion of the operating expenses of business acquisitions conducted after the first quarter of 2002, partially offset by lower personnel costs in the Performance Group and Services Group.

Other income for the three months ended March 31, 2003 was $0.5 million compared to $0.6 million for the three months ended March 31, 2002. Investment income for the three months ended March 31, 2003 decreased by $0.2 million due to lower yields on short-term investments. The decrease in investment income was partially offset by $0.1 million of income and service fees earned on an equity investment.

John Ueberroth, CEO and President of Ambassadors International, Inc., stated, “The current geopolitical and economic environments have had a severe impact on the travel business as a whole and has impacted the businesses that we operate in. The impact of the war in Iraq combined with the weak economy and the SARS health issue will impact our businesses for the remainder of 2003. We continue to manage our businesses to ensure that they run as efficiently as possible while keeping an adequate expense structure in place to take advantage of an economic rebound. In addition, we continue to review strategic acquisition opportunities. With one of the strongest balance sheets in the travel sector, we are poised to take advantage of acquisitions that could be accretive to future earnings and increase shareholder value.”

The Company’s balance sheet at March 31, 2003 reflects net working capital (total current assets less total liabilities) of $99.6 million or $10.09 per common share outstanding. Net working capital includes cash and short-term investments of $104.6 million.

Ambassadors International, Inc. will host a conference call to discuss the results of operations on Thursday, April 24, 2003 at 8:30 a.m., Pacific Time. Interested parties may join the call by dialing 800-245-3043. The conference call may also be joined via the Internet at www.Ambassadors.com/AMIE. For conference replay access, parties may dial 800-938-2488 and follow the prompts, or visit the www.Ambassadors.com/AMIE website. Post view webcast access will be available two hours following the webcast.

Ambassadors International, Inc. develops, markets and manages meetings and incentive programs for a nationwide roster of corporate clients that utilize incentive travel, merchandise award programs and corporate meeting management services. The Company provides comprehensive hotel reservation, registration, and travel services for meetings, conventions, expositions and trade shows. The Company also develops, markets and distributes event portfolio management solutions for corporations and large associations. The Company has offices in Spokane, WA, Newport Beach, CA, San Diego, CA, San Francisco, CA, Atlanta, GA and Alexandria, VA.

Forward-Looking Statements

This press release contains forward-looking statements regarding the Company’s actual and expected financial performance and the reasons for the variances between quarter-to-quarter results. Forward looking statements, which are included per the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 may involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results and performance in the future periods to be materially different from any future results or performance suggested by the forward-looking statements in this release. Such forward-looking statements speak only as of the date of this release, and could involve risks including overall conditions in the travel services markets and general economic conditions. The Company expressly disclaims any obligation to provide public updates or revisions to any forward-looking statements found herein to reflect any changes in Company expectations or any change in events. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be attained. For a more complete discussion of these and other factors, please refer to the Company’s Form 10-K for the year ended December 31, 2002.

Summary financial information is as follows (in thousands, except per share amounts):

	Three Months Ended
	March 31,

	2003	2002

Revenue:
Net program revenue	$3,654	$3,846
Software and technology related sales	591	—

Total revenue	4,245	3,846

Cost and operating expenses:
Cost of software and technology related sales	339	—
Selling and tour promotion	1,112	961
General and administrative	2,879	2,835

Total cost and operating expenses	4,330	3,796

Operating income (loss)	(85)	50
Other income	538	632

Income from continuing operations before income taxes	453	682
Income taxes	65	106

Income from continuing operations	388	576

Loss from discontinued operations, net of income tax benefit of $662	—	(1,127)

Net income (loss)	$388	$(551)

Basic Earnings Per Share:
Income from continuing operations	$0.04	$0.06
Loss from discontinued operations	—	(0.12)

Net income (loss)	$0.04	$(0.06)

Weighted average shares outstanding	9,860	9,828

Diluted Earnings Per Share:
Income from continuing operations	$0.04	$0.06
Loss from discontinued operations	—	(0.11)

Net income (loss)	$0.04	$(0.05)

Weighted average shares outstanding	10,048	10,401

Summary of business segment information is as follows (in thousands):

	Three Months Ended
	March 31,

	2003	2002

Revenues:
Performance Group	$2,350	$2,054
Services Group	1,304	1,792
Technology Group	591	—
Corporate and Other	—	—

Total	$4,245	$3,846

Operating income (loss):
Performance Group	$242	$112
Services Group	257	426
Technology Group	(141)	—
Corporate and Other	(443)	(488)

Total	$(85)	$50

Summary balance sheet information is as follows (in thousands):

	March 31,	December 31,
	2003	2002

Assets
Current assets:
Cash and short-term investments	$104,610	$106,732
Accounts receivable	3,092	2,550
Prepaid program cost and other current assets	3,887	2,605
Deferred income taxes	1,128	965

Total current assets	112,717	112,852
Property and equipment, net	1,331	1,507
Goodwill	6,817	6,817
Other intangibles, net	2,257	2,361
Other assets	4,700	4,622

Total assets	$127,822	$128,159

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued expenses	$4,350	$7,154
Participant deposits and deferred revenue	8,754	5,989

Total liabilities	13,104	13,143
Stockholders’ equity	114,718	115,016

Total liabilities and stockholders’ equity	$127,822	$128,159

CONTACT:	Tim Fogarty
(949) 759-5900

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMBASSADORS INTERNATIONAL, INC.

Date: April 25, 2003	By:	/s/ John A. Ueberroth
John A. Ueberroth President and Chief Executive Officer